UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2009

Date of Report (Date of earliest event reported)

MARQUEE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33344	77-0642885
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

920 Main Street,

Kansas City, Missouri 64105

(Address, including zip code, of registrant’s
principal executive offices)

(816) 221-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

1.             Indenture and 8.75% Senior Notes due 2019

On June 9, 2009, AMC Entertainment Inc. (“AMCE”), a wholly-owned subsidiary of Marquee Holdings Inc. (the “Company”), issued $600,000,000 aggregate principal amount of 8.75% Senior Notes due 2019 (the “Notes”), which mature on June 1, 2019, pursuant to an indenture, dated as of June 9, 2009, among AMCE, the Guarantors named therein and U.S. Bank National Association, as trustee (the “Indenture”). The Indenture provides that the Notes are general unsecured senior obligations of AMCE and are fully and unconditionally guaranteed on a joint and several senior unsecured basis by all of the existing and future domestic restricted subsidiaries of AMCE that guarantee its other indebtedness.

AMCE will pay interest on the Notes at 8.75% per annum, semi-annually in arrears on June 1 and December 1, commencing on December 1, 2009.

AMCE may redeem some or all of the Notes at any time on or after June 1, 2014, at the redemption prices set forth in the Indenture.  AMCE may redeem the Notes on or after June 1, 2017 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date.  In addition, AMCE may redeem up to 35% of the aggregate principal amount of the Notes using net proceeds from certain equity offerings completed prior to June 1, 2012.

The Indenture contains covenants that limit AMCE’s (and its restricted subsidiaries’) ability to, among other things: (i) incur additional indebtedness, including additional senior indebtedness; (ii) pay dividends on or make other distributions in respect of its capital stock; (iii) purchase or redeem capital stock; (iv) enter into certain transactions with its affiliates; and (v) merge or consolidate with other companies or transfer all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

2.  Registration Rights Agreement

On June 9, 2009, in connection with the issuance of the Notes, AMCE entered into a registration rights agreement (the “Registration Rights Agreement”) with Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the initial purchasers of the Notes.

Subject to the terms of the Registration Rights Agreement, among other things, within 120 days after the issue date of the Notes, AMCE will file one or more registration statements pursuant to the Securities Act of 1933, as amended, relating to notes (the “Exchange Notes”) having substantially identical terms as the Notes as part of offers to exchange freely tradable Exchange Notes for Notes and will use its commercially reasonable efforts to cause the registration statement(s) to become effective within 210 days after the issue date of the Notes.

If AMCE fails to meet these requirements, among others, (such event, a “Registration Default”) a special interest rate will accrue on the principal amount of Notes from and including the date on which such Registration Default shall occur to the date such Registration Default has been cured.  Special interest will accrue at a rate of $0.192 per week per $1,000 principal amount of Notes.

3.  Fourth Supplemental Indenture

On June 9, 2009, AMCE entered into a fourth supplemental indenture (the “Supplemental Indenture”) by and among AMCE, the Guarantors party thereto and HSBC Bank USA, National Association, as trustee to the Indenture (the “2012 Indenture”) dated as of August 18, 2004 pursuant to which AMCE’s 8 5/8% Senior Notes due 2012 (the “2012 Notes”) were issued.

The Supplemental Indenture was entered into in connection with AMCE’s previously announced cash tender offer and consent solicitation with respect to the 2012 Notes commenced on May 26, 2009. The Supplemental Indenture amends the 2012 Indenture to, among other things, eliminate substantially all of the restrictive covenants contained in the 2012 Indenture and the 2012 Notes (other than, among other covenants, the covenant to pay interest and premiums, if any, on and principal of, the 2012 Notes when due) and certain events of default and related provisions and reduce the required notice period contained in the optional redemption provisions of the 2012 Indenture.

The Supplemental Indenture became operative on June 9, 2009 upon payment for the 2012 Notes tendered on or prior to the consent date for the 2012 Notes and accepted for purchase by AMCE pursuant to the tender offer and not on June 10, 2009 as previously stated by AMCE.

The foregoing summaries do not purport to be complete and are qualified in their entireties by reference to the Indenture, the Registration Rights Agreement and the Fourth Supplemental Indenture, attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03  Material Modification to the Rights of Security Holders

The information set forth under Item 1.01 above regarding the Supplemental Indenture is incorporated by reference into this Item 3.03.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of June 9, 2009, respecting AMC Entertainment Inc.’s 8.75% Senior Notes due 2019, among AMC Entertainment Inc., the Guarantors named therein and U.S. Bank National Association, as trustee.

4.2

Registration Rights Agreement, dated June 9, 2009, respecting AMC Entertainment Inc.’s 8.75% Senior Notes due 2019, by and among AMC Entertainment Inc. and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the initial purchasers.

4.3

Fourth Supplemental Indenture, dated June 9, 2009, respecting AMC Entertainment Inc.’s 8 5/8% Senior Notes due 2012, by and among AMC Entertainment Inc., the Guarantors party thereto and HSBC Bank USA, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQUEE HOLDINGS INC.

Date: June 9, 2009	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of June 9, 2009, respecting AMC Entertainment Inc.’s 8.75% Senior Notes due 2019, among AMC Entertainment Inc., the Guarantors named therein and U.S. Bank National Association, as trustee.

4.2

Registration Rights Agreement, dated June 9, 2009, respecting AMC Entertainment Inc.’s 8.75% Senior Notes due 2019, by and among AMC Entertainment Inc. and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the initial purchasers.

4.3

Fourth Supplemental Indenture, dated June 9, 2009, respecting AMC Entertainment Inc.’s 8 5/8% Senior Notes due 2012, by and among AMC Entertainment Inc., the Guarantors party thereto and HSBC Bank USA, National Association, as trustee.